Quantitative Transmission Imaging Breast Acoustic CT™ Scanner February 2026

2 Disclaimer ABOUT THIS PRESENTATION This investor presentation (this “Presentation”) is provided for informational purposes only. The information contained herein does not purport to be all-inclusive and neither QT Imaging Holdings, Inc. (the “Company”, “QT Imaging Holdings”, “QTI”), nor its respective directors, officers, employees, agents, advisors or affiliates, including QT Imaging, Inc. (“QT Imaging”), makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation, which has not been verified and is subject to change at any time. Viewers of this Presentation should each make their own evaluation of QT Imaging Holdings and of the relevance and accuracy of the information and should make such other investigations as they deem necessary. To the fullest extent permitted by law, no responsibility or liability whatsoever is accepted by QT Imaging Holdings, or its directors, officers, employees, agents, advisors or affiliates for any loss howsoever arising, directly or indirectly, from any use of this Presentation or such information or opinions contained herein or otherwise arising in connection herewith. This Presentation does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of QT Imaging Holdings, or any of its affiliates, nor shall there be any sale, issuance or transfer of securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale would be unlawful. You should not construe the contents of this Presentation as legal, tax, accounting or investment advice or a recommendation. You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this Presentation, you confirm that you are not relying upon the information contained herein to make any decision. On June 6, 2017, the U.S. Food and Drug Administration ("FDA") in response to QT Imaging’s Section 510(k) Summary of Safety and Effectiveness premarket notification under the Food, Drug and Cosmetic Act, determined that the QT Breast Scanner is substantially equivalent to the predicate device. Our use of the words “safe”, “safety”, “effectiveness”, and “efficacy” in relation to the QT Breast Scanner in this Presentation and all other QT Imaging related documents is limited to the context of the Section 510(K) Summary of Safety and Effectiveness that was reviewed and responded to by the FDA. TRADEMARKS AND INTELLECTUAL PROPERTY All trademarks, service marks, and trade names of QT Imaging Holdings or its affiliates used herein are trademarks, service marks, or registered trade names of QT Imaging Holdings or its affiliates, as noted herein. Any other product, company names, or logos mentioned herein are the trademarks and/or intellectual property of their respective owners, and their use is not intended to, and does not imply, a relationship with QT Imaging Holdings or its affiliates, or an endorsement or sponsorship by or of QT Imaging Holdings or its affiliates. Solely for convenience, the trademarks, service marks and trade names referred to in this presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that QT Imaging Holdings or its affiliates will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names. Copyright ©2026 QT Imaging Holdings, Inc. All Rights Reserved.

3 Disclaimer FORWARD LOOKING STATEMENTS Certain statements included in this Presentation that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “has the potential to”, “believe”, “may”, “will”, “estimate”, “continue”, “anticipate”, “intend”, “expect”, “should”, “would”, “plan”, “predict”, “potential”, “seem”, “seek”, “future”, “outlook”, and similar expressions that indicate or predict future events or trends that are not statements of historical matters. These forward looking statements include, but are not limited to, the potential impact on existing medical technology, the company’s technology, including, the evolution of QT Imaging into a scalable imaging platform combining proprietary hardware, advanced image reconstruction software, and AI-powered clinical decision tools to address the growing need for precision in breast health and the performance of software enhancements, product offerings, including QTI Cloud Platform and SaaS pricing model, business prospects, revenue, client adoptions, commercialization, including in Saudi Arabia, and UAE timing of reimbursement codes, projections of market opportunity, regulatory approvals and statements regarding estimates and forecasts of other financial and performance metrics. These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of QT Imaging Holdings’ management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not circumstances intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. In addition, statements regarding the Company’s products, technology, and market opportunity reflect the beliefs and opinions of QT Imaging Holdings’ management on the relevant subject as of this Presentation. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of QT Imaging Holdings. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; risks related to the rollout of QT Imaging Holdings’ business and the timing of expected business milestones; the demand for QT Imaging Holdings’ products and services; the ability of QT Imaging Holdings to increase sales of its output products in accordance with its plans; issues that could arise with respect to the manufacture of QT scanners by CMSC; the desire of customers and service recipients to continue engaging QT Imaging Holdings; the effects of competition on QT Imaging Holdings’ future business, changes in the Company’s strategy, future operations, financial positions, and product development timeline. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that QT Imaging Holdings presently does not know or believes is immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect QT Imaging Holdings’ expectations, plans or forecasts of future events and views as of the date of this Presentation. QT Imaging Holdings anticipates that subsequent events and developments will cause its assessments to change. However, while QT Imaging Holdings may elect to update these forward-looking statements at some point in the future, its specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing QT Imaging Holdings’ assessments as of any date subsequent to the date of this Presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements. Copyright ©2026 QT Imaging Holdings, Inc. All Rights Reserved.

4 Disclaimer NON-GAAP FINANCIAL MEASURES This presentation includes references to EBITDA and Adjusted EBITDA, financial measures that have not been prepared in accordance with generally accepted accounting principles in the United States (“GAAP”). EBITDA is defined as loss before interest expense, income tax expense, depreciation and amortization. Adjusted EBITDA is defined as EBITDA further adjusted for stock-based compensation, net change in fair value of the derivative, earnout and warrant liabilities, transaction expenses, warrant modification expense, loss on debt extinguishment, debt issuance expense and other income (expense), net. Similar excluded expenses may be incurred in future periods when calculating these measures. QT Imaging believes these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. QT Imaging believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends and in comparing QT Imaging’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Certain of the financial metrics in this presentation can be found in QT Imaging’s Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 18, 2026, and the reconciliation of EBITDA and Adjusted EBITDA can be found on pages 72 and 73 of this presentation. Copyright ©2026 QT Imaging Holdings, Inc. All Rights Reserved.

5 QT Imaging Holdings (QTI) Has the Potential to Transform Medical Imaging • QTI is a medical device company with imaging technology that has the potential to transform the industry • QTI Scanner is the only 3D imaging device to receive FDA clearance for use as a transmission and reflection ultrasonic imaging system of a patient’s breast • QTI’s patent-protected technology provides a high resolution, relatively low-cost, comprehensive, no radiation, no discomfort medical imaging solution • QTI’s technology yields improved diagnostic performance compared to traditional mammogram and has similar imaging quality compared to MRI but is a lower cost and more accessible solution Copyright ©2026 QT Imaging Holdings, Inc. All Rights Reserved.

6 Our Mission Transforming Breast Health For Every Woman At QT Imaging, we are redefining what’s possible in breast imaging - delivering safe, high-resolution, and cost- effective solutions where traditional technologies fall short. Our goal is to make advanced diagnostic imaging accessible to all women, including those with dense breast tissue or limited access to care. With a platform rooted in innovation, clinical validation, and Artificial intelligence (AI) integration, we are committed to building a future where early, accurate breast cancer detection is available without compromise. NIH has awarded QT Imaging about $18Million for a supplemental imaging solution for women with dense breasts Copyright ©2026 QT Imaging Holdings, Inc. All Rights Reserved.

7 Our Management Team Nasser C. Pirshafiey CHIEF PRODUCT OFFICER Raluca Dinu, PhD CHIEF EXECUTIVE OFFICER Bilal Malik, PhD CHIEF SCIENCE OFFICER Elaine Iuanow, MD CHIEF MEDICAL OFFICER Steve Choate CHIEF OPERATING OFFICER Jay Jennings CHIEF FINANCIAL OFFICER Satrajit Misra CHIEF COMMERCIAL OFFICER Copyright ©2026 QT Imaging Holdings, Inc. All Rights Reserved.

8 History of QT Imaging Company founded by John Klock, MD $18M from NIH to develop supplemental imaging modality to resolve dense breasts FDA Clearance QTI becomes public on NASDAQ QTI gets delisted, public on OTC Raise $18M Relisted on Nasdaq 2012 2012-2025 2017 Mar 2024 Feb 2025 Aug 2025 Jan 2026 Copyright ©2026 QT Imaging Holdings, Inc. All Rights Reserved. $18Million

9 QTI’s Platform Approach Versatile Clinical Use: from early evaluation to diagnosis and treatment monitoring AI-Ready Foundation: continuous learning to improve diagnostic accuracy Data-Rich Biomarkers: speed-of-sound maps for tissue characterization Upgradable & Scalable Platform: software-defined features that adapt to evolving needs Accessible & Affordable Design: suitable for low- resource settings, mobile clinics, and underserved populations Copyright ©2026 QT Imaging Holdings, Inc. All Rights Reserved.

10 • FDA cleared for breast Imaging ØBreakthrough Device Designation awarded by the FDA provides fast track to unique CPT codes and future clearances • Based on safe waves, with the following biomarkers: − Quantitative measure of the intrinsic speed of sound in Breast Tissue − Quantitative measurement of fibroglandular density ratio (breast density) • Standardized scanning with operator independent images, unlike hand-held ultrasound (HHUS) • Resolution comparable to MRI but without any contrast agent • Volumetric accuracy to determine mass doubling times • Higher diagnostic accuracy in Dense Breasts • Safe, no radiation, no contrast • No discomfort, painless scans • Less recalls, reduced anxiety • Less unindicated Intervention, Biopsy • Reduce cost of Care • Scanning of women under 40 years not suitable for Mammography • Useful for Cancer Therapy Monitoring Executive Summary Patent-protected technology: 14 granted patents in US/Europe + 2 new patent applications TECHNOLOGICAL CONSIDERATIONS PATIENT CONSIDERATIONS Copyright ©2026 QT Imaging Holdings, Inc. All Rights Reserved.

Quantitative Transmission (QT) Imaging

- What is QT Imaging?
  - **Inherently 3D** volumetric imaging modality due to **3D data acquisition and mathematical image reconstruction, thus its high resolution, similar to MRI**
  - Two independent sources of information:
    - Uses CT-like configuration with ultrasound to acquire and reconstruct **transmission images** which map the **speed-of-sound across the tissue volume (unique to our technology)**
    - Uses reflection configuration for **high-resolution depiction of tissue interfaces** (ducts, Cooper's ligaments, lesion boundaries) as well as **improved lesion visualization** — (cancers have irregular, heterogeneous reflective signatures)
  - Overcomes **operator dependence and lack of standardization** associated with HHUS
  - **Pain free, safe, no radiation or contrast**


Breast Acoustic CT

- Image Acquisition:
  - Prone position with breast submerged in water
  - 360-degree rotation of ultrasound arrays
  - 10-12 minutes per breast average scan time


Reflection transducers
Transmission mode receiver
Transmission mode transmitter

QT IMAGING

Copyright ©2026 QT Imaging Holdings, Inc. All Rights Reserved.

11

12 Optimized Patient Experience • No ionized radiation. Acoustic source only • No breast compression and associated discomfort • 10-12 minutes per breast exam time • Quiet and comfortable (as compared to MRI - claustrophobia, coil pressure, noise and lengthy exams) • No contrast injection or associated risk (as compared to MRI Gadolinium) • No limitations for dense breasts or implants PerfeQTion Imaging Center Haverford, PA Copyright ©2026 QT Imaging Holdings, Inc. All Rights Reserved.

What's Next?



Biomarker Development

- Quantitative parameters: Speed of Sound, Attenuation, Reflection, Nakagami parameters etc.
- AI/ML models trained on large, labeled datasets
- Validation through retrospective analysis and clinical-grade ground-truth annotations

Cloud-Based AII Integration

- Deployment within QTI Cloud SaaS Integration via InteleShare's framework
- Automated pipelines for image reconstruction, feature extraction, Probability of Cancer Map generation
- Continuous learning from clinical data uploads and feedback loops

Clinical Decision Support

- Visualization in QTviewer and clinician-facing dashboards
- Automated lesion segmentation and BIRADS scoring
- FDA validation and CPT reimbursement readiness
- Cloud-delivered AI updates with no on-premise installs required

QT IMAGING

Copyright ©2026 QT Imaging Holdings, Inc. All Rights Reserved.

13

What's Next

Why Biomarkers Matter for QT Imaging?

From Images to Quantitative Data

- Traditional breast imaging (mammography, MRI, ultrasound) produces **qualitative visual** information that **relies heavily on radiologist interpretation** rather than objective tissue properties
- QT Imaging's acoustic CT technology generates **quantitative volumetric maps of** speed of sound, attenuation coefficient, reflection intensity
- These measurable parameters serve as biophysical **biomarkers**, thus enabling **reproducible and repeatable features of tissue composition and structure**

Objective, Reproducible, and AI-Ready

- Biomarkers transform imaging from qualitative observation to **objective** science
- They provide **numeric indicators** of tissue stiffness, density, and microstructure
- Enable **machine learning** algorithms to detect subtle disease patterns
- Reduce inter-reader variability and **allow longitudinal tracking** of change over time

QT IMAGING

Copyright ©2026 QT Imaging Holdings, Inc. All Rights Reserved.

14

15 What’s Next Why Biomarkers Matter for QT Imaging? Clinical Utility Biomarkers allow QT Imaging to move beyond detection toward diagnostic and prognostic precision through quantitative imaging: • Early detection of malignancy using defined quantitative thresholds • Therapy monitoring such as pathological complete response (pCR) prediction in neoadjuvant therapy • Personalized medicine, by correlating imaging biomarkers with genomic and histopathologic data • Automated lesion characterization and BI-RADS aligned standardization for consistent interpretation Copyright ©2026 QT Imaging Holdings, Inc. All Rights Reserved.

16 From a Hardware Company… To a Sustainable, Data-Centric Ecosystem Continuously Improving with Clinical Use Hardware 3D acoustic scanner Software reconstruction, denoising, analytics Cloud AI biomarker extraction, disease probability maps Quantitative Data/Biomarker Speed of Sound Attenuation Nakagami parameters Others Clinicians recommended ranges By building a biomarker-driven platform, QT Imaging shifts from a hardware company to a precision imaging platform combining hardware, software, and cloud-based AI modules Copyright ©2026 QT Imaging Holdings, Inc. All Rights Reserved.

Business, Partnerships, and Footprint

18 Business Partnerships – Today Under Distribution Agreement with NXC Imaging (Subsidiary of Canon Medical Systems) for U.S.A. market Under Contract Manufacturing Agreement with Canon Medical Systems Under Distribution Agreement with Gulf Medical for Kingdom of Saudi Arabia (KSA) market Under Distribution Agreement with Al Naghi Medical for the United Arab Emirates Territory Copyright ©2026 QT Imaging Holdings, Inc. All Rights Reserved.

19 • Under Distribution Agreement with NXC Imaging (Subsidiary of Canon Medical Systems) for U.S.A. market − Four additional distributors signed by NXC Imaging to cover sales across all states − Committed quarterly minimum order quantities (MOQs) for scanner shipments till end of 2026 Business Partnerships Copyright ©2026 QT Imaging Holdings, Inc. All Rights Reserved. • Under Distribution Agreement with Gulf Medical for KSA market − Committed MOQs for scanner shipments through 2028 2026 Q1 Q2 Q3 Q4 5 5 5 5 20 2027 Q1 Q2 Q3 Q4 5 5 5 5 20 2028 Q1 Q2 Q3 Q4 5 5 5 5 20 2025 Q1 Q2 Q3 Q4 6 10 12 12 40 2026 Q1 Q2 Q3 Q4 13 15 15 17 60 • Under Distribution Agreement with Al Naghi Medical for the United Arab Emirates Territory − Committed MOQs for scanner shipments through 2028 2026 Q1 Q2 Q3 Q4 1 2 2 2 7 2027 Q1 Q2 Q3 Q4 4 4 4 4 16 2028 Q1 Q2 Q3 Q4 5 5 5 5 20

20 Business Model – HW + QTI Cloud Platform Copyright ©2026 QT Imaging Holdings, Inc. All Rights Reserved. QTI Cloud Platform plans to offer advanced breast analysis, predicting breast cancer risk with AI precision • Lesion-by-lesion detail Precision phenotyping for each lesion with bio- marker based quantification and lesion risk scores • Comprehensive breast health assessment At-a-glance view of characterized breast health by region • Lesion scoring Clear and concise summary of identified lesions by severity to facilitate personalized treatment • Backed by clinical evidence To improve prognostic value, increase physician confidence and reduce false positives (unnecessary interventions and anxiety) On Premise Radiology QTI Cloud SaaS Referring MD

QTI Precision Pathway – Cloud SaaS Platform

	Core	Operational	Advanced	Enterprise
	System software updates Long term technology relevance	Collaboration & data sharing	Quantitated biomarkers Automated analysis Precision reporting	Multiuser access Enterprise collaboration
 Biomarker / Analysis			✓	✓
QTI Precision Share		✓	✓	✓
 Scanner Evergreen	✓	✓	✓	✓

Copyright ©2026 QT Imaging, Inc. All Rights Reserved.

21

QT Scanner Locations Map


JAPAN
NORTH AMERICA

CLINICAL SITES

Mayo Clinic
Tiffany Sae-Kho, M.D.
200 First Street SW
Rochester, MN 55905
+1 (855) 776-0015
Website

National Institutes of Health (NIH)
9000 Rockville Pike
Bethesda, MD 20892
United States

Sunnybrook Health Sciences Center (NIH Grant)
2075 Bayview Ave
North York, ON M4N 3M5
Canada

Prestigious University
in Tokyo, Japan

COMMERCIAL CENTERS

Center For New Medicine
Dr. Leigh Erin Connealy
6 Hughes, Suite 100
Irvine, CA 92618
+1 (949) 680-1880
Website

Couri Center for Gynecology and Integrative Women's Health
Dr. Michele Couri
6708 N Knoxville Ave, Suite 1
Peoria, IL 61614
Website

COMING SOON
Divine Breast Imaging
4336 4th Street North
St. Petersburg, FL 33703
Website

Innovative Radiology
Dr. John Tentinger
7601 Office Plaza Dr, Ste 115
West Des Moines, IA 50266
+1 (515) 222-0550
Website

Longevity RX
Dr. Joel Fuhrman
Rancho Santa Fe, CA
+1 (858) 367-3558
Website

PerfeQTion Imaging
Dr. Jenn Simmons
346 W Lancaster Ave
Haverford, PA 19041
Website

Qlarity Breast Imaging
Dr. Kristine Burke
3 Hamilton Landing #180
Novato, CA 94949
+1 (415) 842-7403
Email

Qlarity Breast Imaging
Dr. Kristine Burke
True Health Center
for Precision Medicine
8105 Saratoga Way, #240
El Dorado Hills, CA 95762
+1 (916) 542-1644
Website

Qlarity Breast Imaging
Dr. Yvonne Karney
Vitality Renewal
Functional Medicine
31 N. Virginia St.
Crystal Lake, IL 60014
+1 (815) 271-7300
Website

Robinhood Integrative Health
Dr. Wiggy Saunders
3283 Robinhood Rd.
Winston-Salem, NC 27106
+1 (336) 306-8649
Website

Vincere Cancer Center
Dr. Vershalee Shukla and
Dr. Pablo Prichard
7469 E Monte Cristo Ave
Scottsdale, AZ 85260
+1 (480) 306-5390
Website

QT IMAGING

Copyright ©2026 QT Imaging Holdings, Inc. All Rights Reserved.

22

Quantitative Transmission Imaging – Why and How It Fits In

24 (1) https://www.futuremarketinsights.com/reports/automated-breast-ultrasound-system-market (2) https://www.grandviewresearch.com/industry-analysis/breast-imaging-equipment-market $5.45B for 2024 with 8.9% CAGR. (3) https://www.archivemarketresearch.com/reports/breast-cancer-biomarkers-316622 (4) https://www.cdc.gov/breast-cancer/about/dense-breasts.html NEW MARKET • Move to precision diagnostics • Move to personalized treatments with therapy guidance and monitoring QTI’s Technology Has the Opportunity to Transform the Breast Imaging Market CURRENT MARKET • FDA approved as supplementary screening device for breast imaging • Aim to revolutionize current imaging paradigm, replacing mammography, ultrasound (handheld and automated), and freeing MRI scanners time SaaS Biomarkers: $1B MARKET (3) Breast Imaging: $6B MARKET (1) Layer Description 2025 Value 2030 Value CAGR TAM Total global opportunity (dense-breast supplemental screening (4) + biomarkers (3)) 2.5 3.8 8.5% SAM Accessible reimbursed markets (U.S., OECD, Korea, Japan) (2) 1.7 2.6 8.5% QTI Penetration ~10% SAM share by 2030 0.02 0.20– 0.25 — Copyright ©2026 QT Imaging Holdings, Inc. All Rights Reserved.

Standard of Care Today[1,2]

How QT Scan Fits In





Patient **under the age of 40** undergoes risk assessment

Patient age and risk assessment determines the screening pathway

Patient **over the age of 40** undergoes routine mammographic screening

Patient is above-average risk

Patient is high-risk

Patient is average or intermediate risk

Breast MRI recommended by guidelines

Standard mammography/ DBT screening

Patient and Physician decide on the imaging modality

Patient undergoes breast MRI

Patient undergoes QT Scan as an alternative

MRI findings evaluated

QT Scan findings evaluated

Results feed into diagnostic workup and follow-up plan

Potential change to current clinical paradigm


Breast Acoustic CT

QT IMAGING

(1) J Am Coll Radiol. 2023 Sep;20(9):902-914.
(2) J Am Coll Radiol. 2024 Jun;21(6S):S126-S143

Copyright ©2026 QT Imaging Holdings, Inc. All Rights Reserved.

25

Breast Cancer Screening Matrix – Current Guidelines

Risk Category (Tyrer-Cuzick Lifetime Risk) + Breast Density	Typical Risk Profile Description	< 40 Years	≥ 40 Years
Low Risk (<12%) (~20–30% of women)	No first-degree relatives with breast cancer No known pathogenic mutations No prior chest radiation No high-risk breast lesions Favorable reproductive/ hormonal profile	No routine imaging; breast awareness	Mammography beginning 40–45; annual or biennial
Intermediate Risk (12–19.9%) (~60–70% of women)	May have one second-degree relative Common reproductive risk factors (early menarche, late first birth, etc.) Dense Breast No known high-risk mutation No strong clustering of early cancers	No routine imaging	Begin mammography at 40; annual or biennial depending on shared decision-making
High Risk (≥20%) (~8–12% of women)	Known pathogenic mutation (e.g., BRCA1/2) Strong family history (multiple relatives, early-onset cases) Dense Breast Prior chest radiation before age 30 High-risk lesions (atypical hyperplasia, LCIS)	Annual breast MRI starting 25–30 Add mammogram at 30	Annual MRI + annual mammogram

QT IMAGING

Copyright ©2026 QT Imaging Holdings, Inc. All Rights Reserved.

26

Breast Cancer Screening Matrix – QTI Sweet Spot

Risk Category (Tyrer-Cuzick Lifetime Risk) + Breast Density	Typical Risk Profile Description	< 40 Years	≥ 40 Years
Low Risk (<12%) (~20–30% of women)	No first-degree relatives with breast cancer No known pathogenic mutations No prior chest radiation No high-risk breast lesions Favorable reproductive/ hormonal profile	No routine imaging; breast awareness	Mammography beginning 40–45; annual or biennial
Intermediate Risk (12–19.9%) (~60–70% of women)	May have one second-degree relative Common reproductive risk factors (early menarche, late first birth, etc.) Dense Breast No known high-risk mutation No strong clustering of early cancers	**No routine imaging**	**Begin mammography at 40; annual or biennial depending on shared decision-making**
High Risk (≥20%) (~8–12% of women)	Known pathogenic mutation (e.g., BRCA1/2) Strong family history (multiple relatives, early-onset cases) Dense Breast Prior chest radiation before age 30 High-risk lesions (atypical hyperplasia, LCIS)	**Annual breast MRI starting 25–30** **Add mammogram at 30**	Annual MRI + annual mammogram

QT IMAGING

Copyright ©2026 QT Imaging Holdings, Inc. All Rights Reserved.

27

QT Imaging's FDA-cleared Solution for Dense Breasts

Many Women Have Dense Breasts, Which Mammograms are Inefficient in Screening for Cancer



50%
50%

50% of women between the ages of 40-74 in the US have dense breasts[1]

In ~84% of cases observed in a recent mini-study, QT Scanner identified abnormalities in dense breasts that were not identified by x-ray mammograms[2]



X-Ray Mammogram
QT Scan

The FDA Has Recognized the Importance of Breast Density in Breast Cancer Screening

Mammograms Must Include Breast Density Information, New FDA Rule Says

About half of the women over the age of 40 in the U.S. have dense breast tissue, which can make cancer scans hard to read[3]



"the new rule advises physicians and patients to consider breast density alongside other cancer risk factors when deciding whether additional screening is necessary"

– Hilary Marston,
CHIEF MEDICAL OFFICER, FDA

Mammography Misses 35.6–52.2% of Breast Cancers in Dense Breast Tissue[4]

QT IMAGING

(1) Breast Density on a Mammogram, Susan G. Komen
(2) QTI Study | Dense Breast Mass Detection
(3) "Mammograms Must Include Breast Density Information, New FDA Rule Says". Wall Street Journal
(4) The Role of Ultrasound in Screening Dense Breasts. NCBI.

Copyright ©2026 QT Imaging Holdings, Inc. All Rights Reserved.

28

Quantitative Transmission Imaging – Dense Breast Center of Excellence

30Copyright ©2026 QT Imaging, Inc. All Rights Reserved. The Challenge with Dense Breast Imaging Primary Screening Supplemental Screening Biopsy & Diagnostic Imaging Multiple Scheduling, Patient Attrition, Patient Anxiety, Operator Variability Radiation, Compression, Contrast Breast Density Confirmation

31Copyright ©2026 QT Imaging, Inc. All Rights Reserved. Our Solution for Women with Dense Breast QT Supplemental Screening Biopsy & Diagnostic Imaging Less Scheduling, Less Patient Attrition, Less Patient Anxiety, No Operator Variability No Radiation, No Compression, No Contrast

32 For the Patient • Multi-scheduling • Radiation, compression, contrast • High recall, operator dependency • One-stop-shop • No radiation, no compression, no contrast • Low recall, operator independent Breast Density Confirmation Copyright ©2026 QT Imaging, Inc. All Rights Reserved.

33 For Clinician • Dense breast lesion conspicuity challenges reading two tests, resolving operator variability • High recalls leading to additional tests • Require MR-like imaging • One test – multiple results (MR Like Imaging) (DCIS + Ca, Density, Doubling, Cyst/Solid, Implant) • Reflection, speed of sound, attenuation & breast density measure (FGR) biomarkers • Low recall, operator independent Copyright ©2026 QT Imaging, Inc. All Rights Reserved.

34 For Administrator • Revenue capped to mammo & supplemental • High labor costs requiring specialized technologists • Capex includes equipment, siting, shielding • 5-year investment recovery with 10 patients/day • 2.5 X More revenue per scan • 30% less Annual Labor – nonspecialized personnel • Capex – Marginally higher equipment costs, comparable siting costs* • Comparable Annual Service • Reduced overheads with one stop shop • 3-year investment recovery with 5 patients/day * Does not include MRI Copyright ©2026 QT Imaging, Inc. All Rights Reserved.

Competitive Landscape

36 The QT Scanner Delivers a Better Experience for Patients than Traditional Systems QT Scan CE-MRIHHUS XRM/DBT The QTI Imaging Advantage ...OVER XRM/DBT • Improved image quality • Safer (no radiation), allowing for more frequent imaging • Greater specificity • No special facility requirements • Quantifiable/repeatable …OVER HHUS • Superior image quality • Not operator dependent • Quantifiable/repeatable …OVER MRI • High resolution and contrast-to-noise ratio • No injection needed • Lower equipment cost • No special facility or shielding requirements (1) No radiation exposure or injections necessary Breast CT ...OVER BREAST CT • No radiation – breast CT radiation is significantly higher than screening mammography • No contrast needed (compared to contrast enhanced CT) 40-45 min 30-45 min 45 min-1h 10-15 minutes 15-20 minutes https://www.bcrf.org/about-breast-cancer/breast-ultrasound/ https://pmc.ncbi.nlm.nih.gov/articles/PMC10183872/?utm_source=chatgpt.com https://winshipcancer.emory.edu/cancer-types-and-treatments/breast- cancer/screening.php?utm_source=chatgpt.com https://www.koninghealth.com/about-koning/frequently-asked-questions Ultrasound Ultrasound Magnetic Resonance X-Ray X-RayUnderlying Technology Image Quality Safety(1) Time Spent in the Clinic Cost Efficiency Patient Experience Copyright ©2026 QT Imaging Holdings, Inc. All Rights Reserved.

37 Normal Breast Dense Breast Cyst Tumor Solid Tumor Calcification Quantitative Tissue / Density Characterization Implant Visualization Imaging Accuracy in Breast Mass Diagnosis(1) QT Scan HHUSXRM/DBT CE-MRI (1) Based on opinion of QT Imaging Holdings team. (2) Quantitative tissue/density characterization means assessment of quantitative/volumetric breast density. Other than Mammography and QTI, there are no FDA cleared algorithms for volumetric density assessment CT Copyright ©2026 QT Imaging, Inc. All Rights Reserved.

Specific Reimbursement Codes

39 Category III CPT Code Approval – X579T • Submitted on 11/3/2025 • Approved by AMA on 02/2026 • Scheduled for release on July 1, 2026, with an effective date of January 1, 2027 ØThe new Category III code, X579T, represents a significant milestone in the clinical and commercial advancement of QT Imaging’s technology, recognizing the distinct clinical service enabled by its radiation free, compression free, 3D breast imaging platform Copyright ©2026 QT Imaging Holdings, Inc. All Rights Reserved.

Regulatory Activities

Regulatory Activities

Saudi FDA (SFDA)



- Submit Dossier —Feb, 2026
  Authorized Rep via Gulf Medical;
  MDS-GS-004
- Under SFDA
  Regulatory Review
- Expected Marketing
  Authorization
  Target: Q2 2026

UAE MOHAP



- Dossier Preparation
  Leverage SFDA submission;
  MOHAP registration
- UAE Submission
  MOHAP device
  registration
- Expected Approval
  Target: Q3 2026

CE Mark (EU MDR)



- Notified Body Engagement
  BSI/Alternate;
  plan conformity route
- Submit Technical
  Documentation
  CER, Annex II/III,
  PMS/PMCF
- Expected CE Mark
  Target: Q4 2026

QT IMAGING

Copyright ©2026 QT Imaging, Inc. All Rights Reserved.

41

What’s Next?

43 From a Hardware Company… By building a biomarker-driven platform, QT Imaging shifts from a hardware company to a precision imaging platform combining hardware, software and cloud-based AI modules …To a Sustainable, Data-Centric Ecosystem Continuously Improving with Clinical Use Hardware 3D acoustic scanner Software reconstruction, denoising, analytics Cloud AI biomarker extraction, disease probability maps Quantitative Data/Biomarker Speed of Sound Attenuation Nakagami parameters Others Clinicians recommended ranges Copyright ©2026 QT Imaging Holdings, Inc. All Rights Reserved.

44 Investment Highlights Industry-Transforming, FDA Cleared (Breakthrough Device Designation) Imaging Technology Platform Recognized by Industry Incumbents Strong Commercial Momentum with $39M projected in 2026 (in USA, Saudi Arabia, UAE) in Contracted Revenue True 3D, Quantitative, High Resolution (Comparable to MRI) Breast Imaging Technology, with No Discomfort or Contrast Agents Strategic Partnerships for Distribution in USA, Saudi Arabia, UAE and Scalable Manufacturing (1) Coherent Market Insights Higher Specificity and Improved Non-Cancer Recall Rates Compared to Traditional Mammogram, under Favorable Safety Profile HW + Cloud SaaS Platform/Biomarkers Pipeline Business Model High-Value Entry in $6B+ Breast Imaging Market Copyright ©2026 QT Imaging Holdings, Inc. All Rights Reserved.

Q4’25 Financials

46 Financial Highlights for Q4’25 • On October 3, 2025, we closed an over subscribed $18.2 million private placement financing, which included anchoring from Sio Capital and participation from other institutional and existing company investors • Commercial revenue was $8.3 million during the fourth quarter of 2025, representing 877% year-over-year growth and 97% sequential quarter-over- quarter growth − The year-over-year increase in revenue was primarily attributable to the shipment of seventeen QT Breast Acoustic CT™ scanners during the fourth quarter of 2025, as per minimum order quantities (“MOQs”) in the Company’s Distribution Agreement with NXC Imaging, as compared to two scanners sold in the fourth quarter of 2024 and nine scanners sold in the third quarter of 2025 − For 2025, the Company shipped 40 scanners and generated record revenue of $18.9 million, surpassing its revenue guidance of $18.0 million Copyright ©2026 QT Imaging Holdings, Inc. All Rights Reserved.

47 Financial Highlights for Q4’25 (cont’d) • Gross margin of 38% in the fourth quarter of 2025, compared to gross margin of 47% in the fourth quarter of 2024 − The decline in gross margin in the fourth quarter of 2025 was primarily attributable to the shipment of two scanners that were built by our contract manufacturing partner at a higher cost due to tariffs and other fees • Net loss of $1.4 million for the fourth quarter of 2025, compared to net loss of $3.5 million for the fourth quarter of 2024. Q4’25 net loss included: − $0.3 million of non-cash gain related to the change in fair value of the earnout liability − $0.3 million of stock-based compensation expense • Non-GAAP Adjusted EBITDA of $(0.4) million for the fourth quarter of 2025, compared to $(1.9) million for the fourth quarter of 2024 Copyright ©2026 QT Imaging Holdings, Inc. All Rights Reserved.

48 Financial Highlights for Q4’25 (cont’d) • Ended Q4’25 with $10.5 million of cash, compared to $1.2 million of cash at the end of Q4’24 and $1.7 million at the end of Q3’25 • Cash flows used in operating activities were $9.0 million in 2025, and cash flows provided by financing activities was $18.4 million − Cash flows from financing activities consisted of $17.6 million of proceeds from the sale of common stock and warrants (net of issuance costs) and $14.9 million of proceeds from the restated and amended senior secured term loan with Lynrock Lake (net of issuance costs), net of $9.7 million repayment of debt from the $5.0 million repayment of the Lynrock Lake Tranche B loan and $4.7 million repayment of the Yorkville and Cable Car notes and the $5.0 repurchase of the Yorkville warrant • The Company expects 2026 revenue to be approximately $39 million, including shipments of scanners and initial revenue from its SaaS Cloud Platform Copyright ©2026 QT Imaging Holdings, Inc. All Rights Reserved.

Summary of Q4'25 and FY'25 GAAP Results

	Three Months Ended December 31,		Years Ended December 31,	
$ thousands (except per share amounts)	**2025**	**2024**	**2025**	**2024**
Revenue	$ 8,275	$ 847	$ 18,925	$ 4,879
Cost of revenue	5,133	447	10,341	2,239
Gross profit	3,142	400	8,584	2,640
Operating expenses:				
Research and development	1,244	774	3,936	3,267
Selling, general and administrative	2,598	1,677	9,085	11,550
Total operating expenses	3,842	2,451	13,021	14,817
Loss from operations	(700)	(2,051)	(4,437)	(12,177)
Other (expense) income:				
Interest expense, net	(1,004)	(1,349)	(2,639)	(4,498)
Other income (expense), net	10	(370)	(8,761)	(561)
Change in fair value of warrant liability	3	(13)	(3,578)	187
Change in fair value of derivative liability	—	18	101	4,818
Change in fair value of earnout liability	300	260	(1,770)	3,230
Total other (expense) income	(691)	(1,454)	(16,647)	3,176
Loss before income tax benefit	(1,391)	(3,505)	(21,084)	(9,001)
Income tax benefit	(4)	(16)	(1)	(16)
Net loss	(1,387)	(3,489)	(21,083)	(8,985)
Less: deemed dividend related to the modification of equity classified warrants	—	—	—	(5,186)
Net loss attributable to common stockholders	$ (1,387)	$ (3,489)	$ (21,083)	$ (14,171)
Basic and diluted net loss per share (1)	$ (0.10)	$ (0.44)	$ (2.01)	$ (2.13)
Weighted average shares outstanding (1)	13,578	7,923	10,476	6,659

(1) Share and per share amounts for the three and twelve months ended December 31, 2024 differ from those published in prior consolidated financial statements as they were retrospectively adjusted as a result of the Reverse Stock Split. Specifically, the number of shares of common stock outstanding during periods before the Reverse Stock Split are divided by the exchange ratio of 3:1, such that each three shares of common stock were combined and reconstituted into one share of common stock effective October 23, 2025.

QT IMAGING

Copyright ©2026 QT Imaging, Inc. All Rights Reserved.
Copyright ©2026 QT Imaging Holdings, Inc. All Rights Reserved.
49

50 Summary of Q4’25 and FY’25 Non-GAAP Results Copyright ©2026 QT Imaging Holdings, Inc. All Rights Reserved. Three Months Ended December 31, Years Ended December 31, $ thousands 2025 2024 2025 2024 Net loss $ (1,387) $ (3,489) $ (21,083) $ (8,985) Income tax benefit (4) (16) (1) (16) Interest expense, net 1,004 1,349 2,639 4,498 Depreciation and amortization 16 27 131 231 EBITDA (371) (2,129) (18,314) (4,272) Other income, net (10) (14) (49) (24) Debt issuance expense (1) — — 6,640 — Debt modification & extinguishment expenses (2) — 384 2,170 384 Warrant modification — — — 201 Change in fair value of warrant liability (3) (3) 13 3,578 (187) Change in fair value of derivative liability (4) — (18) (101) (4,818) Change in fair value of earnout liability (5) (300) (260) 1,770 (3,230) Stock-based compensation 282 124 801 290 Transaction expenses (6) — — — 4,301 Adjusted EBITDA $ (402) $ (1,900) $ (3,505) $ (7,355)

51 Adjustments to EBITDA 1) Upon the issuance of Lynrock Lake Term Loan closed on February 26, 2025, the Company recorded a loss of $6.6 million, including debt issuance costs of $0.2 million, in other expense, net for the year ended December 31, 2025. 2) The Company recorded debt modification expense of $0.1 million primarily related to its modification of the Cable Car Note on January 9, 2025 and debt extinguishment expense of $2.0 million related to the extinguishment of the Yorkville Note and Cable Car Note on February 26, 2025 in other (expense) income, net for the year ended December 31, 2025. 3) The increase in fair value of warrant liability during the year ended December 31, 2025 relates to the liability classified private placement warrants, the Lynrock Lake Warrant and Yorkville Warrant, which is primarily driven by increase in the Company's stock price from beginning of period to June 11, 2025, which is the date the Lynrock Lake Warrant and Yorkville Warrant were modified and subsequently reclassified to equity. 4) The decrease in fair value of derivative liability during the year ended December 31, 2025 related to the Yorkville Pre-paid Advance, which contained features that were bifurcated as freestanding financial instruments and initially valued on March 4, 2024 upon consummation of the Merger. The derivative liability was subsequently revalued as of February 26, 2025, prior to the extinguishment of the Yorkville Note. 5) The earnout liability relates to the contingent consideration for the Merger Earnout Consideration Shares pursuant to the Business Combination Agreement dated December 8, 2022, as amended in September 2023. The earnout liability was initially valued using the Monte Carlo Simulation method on March 4, 2024 and subsequently revalued using the same method as of December 31, 2025. 6) The Company incurred transaction expenses related to the Merger with GigCapital5, Inc, which closed on March 4, 2024. These transaction expenses included a $3.7 million of transaction costs that were settled with issuance of common stock, $0.4 million of transaction costs settled or payable in cash and a $0.2 million loss on issuance of common stock in connection with a subscription agreement, which were recorded as selling, general and administrative expenses in the consolidated statement of operations during the year ended December 31, 2024. There were no transaction expenses incurred during the year ended December 31, 2025. Copyright ©2026 QT Imaging Holdings, Inc. All Rights Reserved.

52 Balance Sheets as of December 31, 2025 and 2024 (1) Share amounts as of December 31, 2024 differ from those published in prior consolidated financial statements as they were retrospectively adjusted as a result of the Reverse Stock Split. Specifically, the number of shares of common stock outstanding during periods before the Reverse Stock Split are divided by the exchange ratio of 3:1, such that each three shares of common stock were combined and reconstituted into one share of common stock effective October 23, 2025. Copyright ©2026 QT Imaging Holdings, Inc. All Rights Reserved. $ in thousands Dec 31, 2025 Dec 31, 2024 Assets Current assets: Cash $ 10,412 $ 1,172 Restricted cash and cash equivalents 50 20 Accounts receivable, net 5,781 67 Inventory 5,027 3,141 Prepaid expenses and other current assets 821 517 Total current assets 22,091 4,917 Property and equipment, net 318 196 Operating lease right-of-use assets, net 573 935 Other assets 39 39 Total assets $ 23,021 $ 6,087 $ in thousands Dec 31, 2025 Dec 31, 2024 Liabilities and Stockholders' Equity (Deficit) Current liabilities: Accounts payable $ 3,580 $ 803 Accrued expenses and other current liabilities 3,818 3,550 Current maturities of long-term debt 9 4,986 Deferred revenue 7 49 Operating lease liabilities, current 454 406 Total current liabilities 7,868 9,794 Long-term debt 683 9 Related party notes payable 3,895 3,849 Operating lease liabilities 203 657 Warrant liability 103 22 Derivative liability — 304 Earnout liability 2,210 440 Other liabilities 1,614 550 Total liabilities 16,576 15,625 Stockholders' equity (deficit): Common stock (1) 1 1 Additional paid-in capital (1) 59,468 22,402 Accumulated deficit (53,024) (31,941) Total stockholders' equity (deficit) 6,445 (9,538) Total liabilities and stockholders' equity (deficit) $ 23,021 $ 6,087

53 Cash Flow Statements for FY’25 and FY’24 Copyright ©2026 QT Imaging Holdings, Inc. All Rights Reserved. Years Ended Dec 31, $ in thousands 2025 2024 Cash flows from operating activities: Net loss $ (21,083) $ (8,985) Adjustments to reconcile net loss to net cash used in operating activities: Depreciation and amortization 131 231 Stock-based compensation 801 290 Warrant modification expense — 201 Loss on issuance of the Lynrock Lake Term Loan 6,640 — Debt extinguishment loss 2,080 384 Debt modification expense 90 — Provision for credit losses — 1 Fair value of common stock issued in exchange for services and in connection with non-redemption agreements — 3,698 Loss on issuance of common stock in connection with a subscription agreement — 206 Non-cash interest 1,159 3,590 Non-cash operating lease income (43) (29) Change in fair value of warrant liability 3,578 (187) Change in fair value of derivative liability (101) (4,818) Change in fair value of earnout liability 1,770 (3,230) Changes in operating assets and liabilities: Accounts receivable (5,714) (67) Inventory (1,925) 1,507 Prepaid expenses and other current assets (304) (201) Accounts payable 2,452 (1,955) Accrued expenses and other current liabilities 488 (543) Deferred revenue (42) (299) Other liabilities 1,064 173 Net cash used in operating activities (8,959) (10,033) Years Ended Dec 31, $ in thousands 2025 2024 Cash flows from investing activities: Purchases of property and equipment (124) (88) Net cash used in investing activities (124) (88) Cash flows from financing activities: Proceeds from sale of common stock and warrants, net of issuance costs 17,569 1,000 Proceeds from issuance of common stock pursuant to subscription agreement, net of issuance costs — 500 Proceeds from long-term debt, net of issuance costs 14,856 10,525 Proceeds from stock option exercises 75 — Proceeds from warrant exercises 555 — Repurchase of warrant from Yorkville (5,000) — Repayment of debt (9,702) (1,276) Repayment of bridge loans — (800) Payment of deferred issuance costs — — Proceeds from the Merger, net of transaction costs — 1,238 Cash paid for debt issuance costs — (59) Net cash provided by financing activities 18,353 11,128 Net increase in cash, restricted cash and cash equivalents 9,270 1,007 Cash, restricted cash and cash equivalents at the beginning of period 1,192 185 Cash, restricted cash and cash equivalents at the end of the period $ 10,462 $ 1,192

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